Fees Summary	Feb. 03, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 53,842,400.00
Previously Paid Amount	0.00
Total Fee Amount	7,435.64
Total Offset Amount	0.00
Net Fee	$ 7,435.64